UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7, 2019

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure

On January 7, 2019, Medallion Bank (the “Bank”), a wholly owned subsidiary of Medallion Financial Corp. (the “Company”), filed a registration statement on Form 10 relating to an offering of the Bank’s Series F Fixed-to-Floating Rate Noncumulative Perpetual Preferred Stock, par value $1.00 per share, with a liquidation preference of $25 per share (the “Series F Preferred Stock”) with the Federal Deposit Insurance Corporation (the “FDIC”). The preliminary offering circular attached as an exhibit to the registration statement includes a “Recent Developments” section which presents preliminary financial information with respect to the Bank’s financial condition as of, and results of operation for the two and eleven month periods ended, November 30, 2018, as well as information regarding the Bank’s expectations regarding its results of operations for the month and year ended December 31, 2018. The financial information presented in the Recent Developments section is preliminary and unaudited and relates only to the Bank, not the Company on a consolidated basis. As a result, the preliminary financial information of the Bank presented in the Recent Developments section is not necessarily indicative of the Company’s financial condition or results of operations for the same periods or for the quarter and year ended December 31, 2018. The audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 prepared in accordance with U.S. generally accepted accounting principles is in process, but is not yet complete.

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include the preliminary financial information relating to the Bank presented in Exhibit 99.1, and important factors that could cause the Bank’s actual results to differ from this preliminary financial information are addressed in Exhibit 99.1. For a discussion of some of the risks and important factors that could affect the Company’s results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and “Important Information Relating to Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

Copies of the Recent Developments section and the Cautionary Note on Forward-Looking Statements included in the preliminary offering circular are included as Exhibit 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference. The Bank’s registration statement on Form 10, including the preliminary offering circular, is also available on the Securities Exchange Act Filings System webpage maintained by the FDIC, at https://efr.fdic.gov/fcxweb/efr/index.html. Information contained on or accessible through the FDIC’s website is not incorporated by reference into this Current Report on Form 8-K.

The offering of the Series F Preferred Stock by the Bank is exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(2) of that Act and will be made only by means of an offering circular. A registration statement on Form 10 relating to the Series F Preferred Stock has been filed with the FDIC but has not yet become effective. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. The shares of Series F Preferred Stock are neither insured nor approved by the FDIC or the Utah Department of Financial Institutions.

In accordance with general instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Medallion Bank Preliminary Offering Circular, “Offering Circular Summary—Recent Developments” and “Cautionary Note on Forward-Looking Statements”, as filed with the FDIC on January 7, 2019.

Exhibit Index

Exhibit No.	Description

99.1	Medallion Bank Preliminary Offering Circular, “Offering Circular Summary—Recent Developments” and “Cautionary Note on Forward-Looking Statements”, as filed with the FDIC on January 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer
Date:	January 7, 2019

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